FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 1998 (April 3, 1998)
                                                  ------------------------------

                              SHAW INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                             1-6853             58-1032521
--------------------------------------------------------------------------------
(State or other jurisdiction              (Commission          (IRS Employer
      of incorporation)                   File Number)       Identification No.)


616 E. Walnut Avenue, Dalton, Georgia                                      30720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (706) 278-3812
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.            Acquisition or Disposition of Assets.

     On April 3, 1998, the Registrant disposed of (the "U.K. Disposition") all of the issued and outstanding capital stock of Carpets International (U.K.) Limited and Kosset Carpets Limited, its U.K. indirect wholly-owned subsidiaries (collectively "Carpets International"), to Carpet Holdings Limited, a U.K. company owned by an investor group consisting of affiliates of Cravey Green & Wahlen, a venture capital firm, and selected members of management of Carpets International. The U.K. Disposition was effected pursuant to the Share Transfer Agreement dated April 3, 1998 (the "Transfer Agreement") among the Registrant, Shaw UK Holdings Limited and Carpet Holdings Limited, a copy of which is attached as Exhibit 99.1 hereto and which is incorporated by reference herein.

     Pursuant to the Transfer Agreement, Carpets International refinanced its indebtedness under its credit facility and obtained the release and termination of the guarantee of such indebtedness by the Registrant or any of its affiliate. In addition, Carpet International agreed to use its commercially reasonable endeavors to release the Registrant and any of its affiliates from substantially all other securities, guarantees, performance bonds and indemnities with respect to any debt or obligation of Carpets International or any of its subsidiaries.

Item 7.            Financial Statements and Exhibits.

               (b)  Pro Forma Financial Information.

                    The  following  unaudited pro forma  condensed  consolidated financial statements give effect to the disposition of all of the issued and outstanding shares of capital stock of Carpets International (U.K.) Limited.

                    The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Registrant at January 3, 1998 giving effect to the disposition as if it had occurred on such date. The unaudited pro forma condensed consolidated statement of income for the year ended January 3, 1998 gives effect to the disposition as if it had occurred at the beginning of the period.

                    The unaudited pro forma  financial  information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Registrant's future financial position or results of operations.

                    The unaudited  pro forma  condensed  consolidated  financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant including the related notes thereto.

                         Pro Forma Financial Information
                              Shaw Industries, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               at January 3, 1998
                                   (Unaudited)
==================================================================================================
(000's omitted)
                                                                          Carpets
                                                         Historical    International    Pro Forma
                                                                             (a)
                                                         -----------   -------------   -----------
Assets
       Cash ..........................................   $    43,571    $    16,566    $    27,005
       Accounts receivable ...........................       374,516         31,682        342,834
       Inventories ...................................       530,059         44,532        485,527
       Other current assets ..........................       118,267          2,215        116,052
                                                         -----------    -----------    -----------
            Total current assets .....................     1,066,413         94,995        971,418
                                                         -----------    -----------    -----------

       Property, plant and equipment .................     1,383,823         49,320      1,334,503
       Accumulated depreciation ......................      (759,444)       (29,064)      (730,380)
                                                         -----------    -----------    -----------
            Net property, plant and equipment ........       624,379         20,256        604,123
                                                         -----------    -----------    -----------

       Other assets ..................................       276,822              0        276,822
                                                         -----------    -----------    -----------

            Total assets .............................   $ 1,967,614    $   115,251    $ 1,852,363
                                                         ===========    ===========    ===========

Liabilities and Shareholders' Equity
       Notes payable .................................   $        10    $         0    $        10
       Current maturities of long-term debt ..........         2,752          1,734          1,018
       Accounts payable ..............................       161,964         18,773        143,191
       Accrued liabilities ...........................       160,728          7,922        152,806
                                                         -----------    -----------    -----------
            Total current liabilities ................       325,454         28,429        297,025
                                                         -----------    -----------    -----------

       Long-term debt ................................       930,424         85,882        844,542
       Deferred income taxes .........................        61,689            940         60,749
       Other liabilities .............................        12,513              0         12,513
                                                         -----------    -----------    -----------
            Total liabilities ........................     1,330,080        115,251      1,214,829
            Total shareholders' equity ...............       637,534              0        637,534
                                                         -----------    -----------    -----------

            Total liabilities and shareholders' equity   $ 1,967,614    $   115,251    $ 1,852,363
                                                         ===========    ===========    ===========

(a) To eliminate the assets and liabilities of Carpets International included in the balance sheet of Shaw Industries, Inc. as of January 3, 1998.



                         Pro Forma Financial Information
                              Shaw Industries, Inc.
              Pro Forma Condensed Consolidated Statement of Income
                       For the Year Ended January 3, 1998
                                   (Unaudited)
                 (Dollars in thousands except per share amounts)
================================================================================

                                                                 Carpets
                                                Historical     International      Pro Forma
                                                                   (a)
                                              -------------    -------------    -------------

Net sales .................................   $   3,575,774    $     210,158    $   3,365,616

Costs and expenses:

       Cost of sales ......................       2,680,472          177,653        2,502,819
       Selling, general and administrative          722,590           28,889          693,701
       Pre-opening expenses ...............           3,953                0            3,953
       Charge to record store closing costs          36,787                0           36,787
       Write-down of U.K. assets ..........          47,952           47,952                0
       Interest, net ......................          60,769            8,246           52,523
       Other (income) expense, net ........          (7,032)               0           (7,032)
                                              -------------    -------------    -------------

Income before income taxes ................          30,283          (52,582)          82,865

Provision for income taxes ................           5,586          (28,901)          34,487
                                              -------------    -------------    -------------

Income before equity in income
       of joint venture ...................          24,697          (23,681)          48,378

Equity in income of joint venture .........           4,262                0            4,262
                                              -------------    -------------    -------------

Net income (loss) .........................   $      28,959    ($     23,681)   $      52,640
                                              =============    =============    =============

Earnings per common share:
       Basic ..............................   $        0.22    ($       0.17)   $        0.39
       Diluted ............................   $        0.22    ($       0.17)   $        0.39


Weighted average shares outstanding:
       Basic ..............................     133,523,380                       133,523,380
       Diluted ............................     133,714,496                       133,714,496

(a) To eliminate the results of operations of Carpets International for the year ended January 3, 1998.


               (c)  Exhibits.

                    99.1 Share Transfer  Agreement dated April 3, 1998 among the
                         Registrant,   Shaw  UK  Holdings   Limited  and  Carpet
                         Holdings Limited.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SHAW INDUSTRIES, INC.


                                          By:  /s/ Bennie M. Laughter
                                             ------------------------
                                            Name:  Bennie M. Laughter
                                            Title: Vice President, Secretary and
                                                   General Counsel

                                          Dated:  April 20, 1998

::ODMA\PCDOCS\ATL\203248\1

                                  EXHIBIT INDEX


Exhibit
Number                                    Description
--------                                  -----------

99.1 Share Transfer Agreement dated April 3, 1998 among the Registrant, Shaw UK Holdings Limited and Carpet Holdings Limited.


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